Exhibit 10.2

AMENDMENT NO. 2 TO

TERM LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO TERM LOAN AND SECURITY AGREEMENT (“Amendment No. 2”) dated as of June 29, 2011, by and among Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, “Agent”), the financial institutions which are parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) and Trailer Bridge, Inc. (“Borrower”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrower as set forth in the Term Loan and Security Agreement, dated June 14, 2007, by and among Agent, Lenders and Borrower, as amended by Amendment No 1 to Term Loan and Security Agreement (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment No. 2 (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrower has requested that Agent and Lenders agree to amend the Loan Agreement and Agent and Lenders are agreeable to such requests, but only on the terms and subject to the conditions contained herein; and

WHEREAS, by this Amendment No. 2, Agent, Lenders, and Borrower wish and intend to evidence such amendments.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definition. As used herein, “Amendment No. 2” shall mean Amendment No. 2 to Term Loan and Security Agreement, dated as of June 29, 2011, by and among Borrower, Agent and Lenders, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, such definition.

1.2 Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

1.3 Amendments to Definitions.

1.4 The definition of “Interest Rate” in Section 1.29(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“(a) Subject to clause (b) of this definition below, as to Loans which are Prime Rate Loans, a rate equal to two (2%) percent in excess of the Prime Rate, and”

1.5 The definition of “Loan Limit” in Section 1.31 of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting the following therefor:

“ “Loan Limit” shall mean $4,958,393.66 less the aggregate amount of all repayments, repurchases or redemptions, whether optional or mandatory, in respect thereof .”

2. Loans. Section 2.1 of the Loan Agreement is hereby amended by adding the following new subsection at the end of such Section:

“(f) From and after the Amendment No. 9 Effective Date, Borrower shall not request, and Agent and Lenders shall not be required to make, Eurodollar Loans.”

3. Additional Representations, Warranties and Covenants. Borrower represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders (or Agent on behalf of Lenders) to Borrower:

3.1 Neither the execution, delivery and performance of this Amendment No. 2, or any other Financing Agreements in connection herewith, nor the consummation of the transactions herein or therein contemplated, are in contravention of law or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property are bound, or violates any provision of the Certificate of Incorporation or By-Laws (or similar governing documents) of Borrower;

3.2 No consent, approval or other action of, or filing with, or notice to any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment No. 2;

3.3 This Amendment No. 2 has been duly executed and delivered by Borrower and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms;

3.4 All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; and

3.5 No Default or Event of Default exists or has occurred and is continuing.

4. Conditions Precedent.

4.1 Agent shall have received an executed original or executed counterparts of this Amendment No. 2, duly authorized, executed and delivered by each of the respective parties hereto;

4.2 Agent shall have received an Affidavit of Execution and Delivery, in form and substance satisfactory to Agent, duly authorized, executed and delivered by Borrower; and

4.3 No Default or Event of Default shall exist or have occurred and be continuing.

5. Effect of this Amendment. This Amendment No. 2 constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

6. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Amendment No. 2.

7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Florida but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

8. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 2, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 2 by telecopier or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telecopier or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment No. 2, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 2 as to such party or any other party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), as Agent and a Lender

By:

Title:

AGREED AND ACCEPTED:

TRAILER BRIDGE, INC.

By:

Title:

Amendment No. 2 to Term Loan Agreement